Exhibit 99.2
Preliminary 2007 Fourth Quarter & Full Year Earnings February 5, 2008 9:00 AM EST Contact ResCap Investor Relations at (888) 440-8851 or investorrelations@rescapholdings.com

Forward-Looking Statements In this presentation and comments by GMAC LLC ("GMAC") and Residential Capital, LLC ("ResCap") management, the use of the words "expect", "anticipate", "estimate", "forecast", "initiative", "objective", "plan", "goal", "project", "outlook", "priorities", "target", "intend", "evaluate", "pursue", "seek", "may", "would", "could", "should", "believe", "potential", "continue" or the negative of any of those words or similar expressions is intended to identify forward- looking statements. All statements herein and in related charts and management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward- looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for ResCap, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for ResCap; our ability to maintain an appropriate level of debt; recent developments in the residential mortgage market, especially in the nonprime sector; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law.

ResCap Key Operating Issues U.S. Residential Finance Reduced assets largely through nonprime deconsolidation removing $22 billion from the balance sheet in the fourth quarter Maintained prime conforming agency production while reducing nonprime and prime nonconforming production Servicing portfolio remained stable even as nonprime component was reduced Business Lending Total asset base reduced by $0.9 billion to $5.6 billion in Q4 Increased focus on asset management and workout activities as housing market deteriorates and builders face increasing pressure International Business Securitization and whole loan activity curtailed as a result of global credit market turmoil Diminished production significantly due to constrained market liquidity

ResCap - Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Net income 201 548 83 -128 -910 -254 -2261 -921 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Total HFI, net of Allowance 72.7 71.4 73.1 67.9 63.6 61 59 41.3 All Other 49.26537 53.160608 59.508191 67.658868 62.412404 60.876464 55.455621 46.860342 TA 121.96537 124.560608 132.608191 135.558868 126.012404 121.876464 114.455621 88.160342 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 Prime Nonconforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 2 1) Total assets include the auto assets of GMAC Bank as represented in ResCap's 10-K financial statements. 2) Government and Prime Second Liens are included in Prime Nonconforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 Prime Nonconforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 Of the total, $17 billion was securitized on-balance sheet at 12/31/07, with net economic exposure limited to $535 million 2

ResCap - Condensed Income Statement *Income statement presentation (condensed) as it appears in GMAC's Form 10-K; results as they appear in ResCap's Form 10-K can be found on page 10 of this presentation.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 1.2 0.3 0.2 0.2 Prime 5.3 3.6 1.6 1.5 ResCap - Nonprime and Prime Exposure Prime and Other1 1) Prime and Other includes Prime Conforming, Prime Nonconforming, Prime Second-Lien, and Government. 2) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 70.3 64.3 60 52.6 Prime 382.6 396.2 405.6 400.7 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 5 4 2.9 2 Prime 17 15.3 12 10 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Nonprime 47.9 44.6 37.1 16.9 Prime 17.4 18 23.7 25.3 $17 billion of securitized assets (largely nonprime), with net economic exposure limited to $535 million Nonprime2

Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 ResCap - Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022

ResCap Capital and Liquidity Global ResCap cash and cash equivalents of $4.4 billion (12/31/07) ResCap cash declined compared to Q3 2007 for several reasons including: Cash expended on the Tender Offer to repurchase debt at a discount Incremental cash requirements to support inventory held in International Operations Consolidated tangible net worth exceeded the $5.4 billion covenant at year-end Syndicated revolving credit facilities remain undrawn and available at $1.75 billion GMAC Bank provides access to FHLB Advances and Deposits ResCap has significant maturities related to its secured facilities and unsecured debt funding during 2008 GMAC and ResCap continue to aggressively work to maintain adequate liquidity, including negotiation of renewals, replacement facilities and/or other alternatives, including use of existing alternative liquidity sources

Supplemental Charts

ResCap - Income Statement* 1) Includes $521 million after-tax gain on retirement of debt in Q4 of 2007 as a result of the ResCap tender and debt purchased in open market transactions by GMAC and contributed to ResCap, which was subsequently retired. *Income statement presentation (condensed) as it appears in ResCap's Form 10-K; results as they appear in GMAC's Form 10-K can be found on page 5 of this presentation. Supplemental

ResCap Mortgage Production 1) International includes some nonprime production 1 1 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Total Domestic 43.9 41.2 31 27.2 20.2 15.6 Total International 7.5 8 6.5 7.7 9.1 5.3 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.2 13 Prime Nonconforming 11.7 14.6 16.4 17.5 12.3 9.8 4.6 0.4 Government 0.9 1.1 0.9 0.8 0.6 0.8 1.4 1.2 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.1 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 1.9 0.9 Total International 7.5 8 6.5 7.7 9.1 5.3 Supplemental

During Q4 transferred $4.9 billion from HFS to HFI ResCap - Global HFS Portfolio 4Q07 Prime Conforming 3.1 Prime Nonconforming 5.4 Nonprime 2 Prime Second-lien 0.7 Government 0.8 1st Qtr Non-Agency Public Securitizations 1.7 Agency 13.5 Non-Agency Whole Loans 3.8 Supplemental 12

ResCap - Q4 Significant Items Note: These amounts are classified according to ResCap's income statement presentation. Supplemental